                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Each of the undersigned officers and directors of eSynch Corporation, does hereby constitute and appoint Thomas C. Hemingway and T. Richard Hutt, and either of them separately, the undersigned's true and lawful attorney-in-fact and agent, each with full power of substitution and delegation, for and in the undersigned's name, place and stead, in any and all capacities, to sign the Registration Statement with which this Power of Attorney is filed and any and all amendments to said Registration Statement, and to file the same, exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and others, granting unto said attorneys-in-fact and agents, and each of them separately, full power and authority to do and perform each and every such act and thing as deemed by the attorney-in-fact or agent necessary or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitutes or delegates, may lawfully do or cause to be done by virtue hereof.

    Signature                Title                        Date
------------------------  ------------------------    -----------------

/s/ Thomas C. Hemingway   Chief Executive Officer,    December 14, 2000
-----------------------     and Director
Thomas C. Hemingway


/s/ T. Richard Hutt       Vice President, Secretary,  December 14, 2000
-----------------------     and Director
T. Richard Hutt


/s/ Robert Hughes         Chief Financial Officer     December 14, 2000
-----------------------
Robert Hughes


/s/ James H. Budd         Vice President              December 14, 2000
-----------------------     and Director
James H. Budd


/s/ Norton Garfinkle      Director                    December 14, 2000
-----------------------
Norton Garfinkle


/s/ David Lyons           Director                    December 14, 2000
-----------------------
David Lyons


/s/ Robert Orbach         Director                    December 14, 2000
-----------------------
Robert Orbach